UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Shareholders.

Brookfield Public Securities Group LLC
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.
2018
ANNUAL REPORT
December 31, 2018
Brookfield Global Listed Infrastructure Income Fund Inc.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, energy infrastructure equities, real asset debt and diversified real assets. With approximately $16.5 billion of assets under management as of December 31, 2018, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $350 billion of assets under management as of December 31, 2018. For more information, go to www.brookfield.com.
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund") for the year ended December 31, 2018.
Global markets whipsawed in 2018. In the first quarter the MSCI World Index1 snapped a seven-quarter streak of positive total returns. The decline was largely driven by fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside as global equities drifted higher throughout the second and third quarters. However, global equities declined sharply in the fourth quarter amid concerns around slowing global economic growth related to ongoing trade disputes and geopolitical uncertainty; as well as tighter monetary policies by central banks.
The ongoing trade dispute between the U.S. and China continued to escalate throughout 2018, as the two imposed billions of dollars in tariffs on one another across hundreds of products. In December, the two nations announced a temporary truce to de-escalate the situation. However, the negative implications of these policies are beginning to appear in economies across the globe.
The U.S. Federal Reserve’s Federal Open Market Committee increased the target range for the federal funds rate on four occasions in 2018 (25 basis points each). At the press conference following the December announcement, Fed Chairman Jerome Powell appeared to spook markets when he indicated the unwinding of the Fed’s balance sheet holdings would remain on “autopilot.” Also during the quarter, the European Central Bank confirmed it would formally end its multi-trillion bond-buying program which began in March 2015.
With the exception of energy infrastructure, real asset equities outperformed broad market equities in 2018.2 Relative outperformance was particularly meaningful in the fourth quarter, when volatility increased. In our view, the relative outperformance of real assets over the recent market drawdown reflects on the historically defensive nature of companies that own and operate tangible real assets, such as real estate and infrastructure. For real estate, these defensive characteristics are driven by the contracted lease structures of commercial real estate properties. For infrastructure, the assets are usually long-lived with revenues that are contracted or regulated, often linked to inflation.
While we do see evidence of modest growth in the global economy, we also acknowledge an uptick of market and economic risks across the globe. We believe these conditions make listed real assets even more attractive for investors to own in their portfolios. These companies—which provide critical infrastructure and makeup the backbone of the global economy, have been shown to produce resilient cash flows throughout economic cycles.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2018.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Global Listed Infrastructure Income Fund Inc.
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Public Securities Group LLC

2018 Annual Report1

Letter to Shareholders (continued)

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 Real Asset equities are represented by the Alerian MLP, FTSE EPRA Nareit Developed and Dow Jones Brookfield Global Infrastructure Composite Indexes. The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide. The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs. Broad equities are represented by the MSCI World Index.
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund’s currently hold these securities. Please refer to the Schedules of Investments contained in this report for a full listing of Fund’s holdings.
Past performance is no guarantee of future results.
2Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.

OBJECTIVE AND STRATEGY
The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies.
Investment Risks: All investment strategies and the investments made pursuant to such strategies involve the risk of loss, including the potential loss of the entire investment. The investment performance and the success of any investment strategy or particular investment can never be predicted or guaranteed, and the value of an investment will fluctuate due to market conditions and other factors. The Fund is a non-diversified, closed-end management investment company. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, and the Fund’s common shares may likewise trade at a discount to their net asset value.
Investing in the Fund will be subject to risks incidental to the ownership and operation of infrastructure assets. Such risks include risks associated with general economic climates; fluctuations in interest rates and currency; availability and attractiveness of secured and unsecured financing; compliance with relevant government regulations; environmental liabilities; various uninsured or uninsurable unforeseen events; infrastructure development and construction and the ability of the relevant operating company to manage the relevant infrastructure business. These risks, either individually or in combination, may cause, among other things, a reduction in income, an increase in operating costs and an increase in costs associated with investments in infrastructure assets, which may materially affect the financial position and returns of specific investments generally. For additional information about the risks associated with investing in the Fund, investors should review the Fund’s Prospectus and Statement of Additional Information.
Management Discussion of Fund Performance
For the year ended December 31, 2018, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) had a total return based on net asset value of -11.71% and a total return based on market price of -15.01%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $10.13 on December 31, 2018, the Fund’s shares had a distribution rate of 9.68%. The distribution rate is calculated as the annualized amount of the reporting period’s most recently declared monthly distribution paid divided by the stated stock price.
The Fund’s allocations to the Renewables/Electric Generation and Communications sectors were the largest contributors to performance. Conversely, the Midstream and Pipelines sectors detracted the most from performance during the year.1
The Fund’s allocation to Asia Pacific was the largest contributor to performance by region, followed by Latin America. Continental Europe and the U.S. were the largest regional detractors from performance during the period.
By security, Energy Transfer Operating, L.P. (ETP, MLP, U.S.) was the leading contributor to performance. The stock outperformed on the news it would be acquired by Energy Transfer Equity, L.P. (ETE, MLP, U.S.) in a simplification transaction. American Tower Corporation (AMT, Communications, U.S.) and FirstEnergy Corp. (FE, Renewables/Electric Generation, U.S.) were also among leading contributors.
Conversely, Energy Transfer, L.P. (ET, MLP, U.S.) and Williams Companies, Inc. (WMB, Midstream, U.S.) were among leading detractors from returns amid the weakness in energy infrastructure securities, particularly in the fourth quarter of the year. Atlantia S.p.A (ATL.IM, Toll Roads, U.S.) also detracted from returns. The stock declined following the tragic collapse of the Morandi Bridge in Genoa, Italy.
INFRASTRUCTURE MARKET OVERVIEW
2018 proved to be a challenging year for global equity markets. The MSCI World Index2 was down 8.2%, with the majority of losses occurring in the fourth quarter, when the index sold off 13.3%. The decline late in the year was
2018 Annual Report3

Brookfield Global Listed Infrastructure Income Fund Inc.

largely driven by concerns around global trade disputes, geopolitical uncertainty and tightening of monetary policies in the U.S.
Global infrastructure equities were not immune to the downturn, with the Dow Jones Brookfield Global Infrastructure Index3 declining 7.9% for the year and 5.9% in the fourth quarter. The group meaningfully underperformed broader equities early in the year amid concerns that U.S. interest rates and inflation could rise at a more rapid and less predictable pace. Those fears appeared to subside with infrastructure stocks rallying before selling off in the fourth quarter.
Except for communications, all sectors within the Dow Jones Brookfield Global Infrastructure Index3 declined during the year. Energy infrastructure stocks, as measured by the Alerian MLP Index4 were down 12.4% for the year. Energy infrastructure continued on its recovery path during the first half of the year, driven by improved sentiment amid strong fundamentals and higher commodity prices. Within the MLP universe, however, returns varied as some companies were more adversely impacted by the surprise announcement in March from the Federal Energy Regulatory Commission (“FERC”) that disallowed an MLP to recover an income tax allowance in its cost of service rates.
The FERC made another surprise announcement on July 18, 2018 with a modified proposal that clarified the original March ruling. The modified proposal, in our view, substantially mitigates the potential rate reductions through the removal of Accumulated Deferred Income Taxes (ADIT) from the rate base by allowing consolidated MLPs to include a federal income tax allowance in certain instances. At a minimum, the additional clarity provided by the modified proposal should ameliorate the uncertainty surrounding those names most impacted by the previous FERC actions.
After posting positive returns through the first three quarters, energy infrastructure stocks declined in the fourth quarter as the price of West Texas Intermediate Crude Oil fell more than 35%.
Utilities generally outperformed global equities on a relative basis, especially during the fourth quarter in a flight to quality amid heightened volatility. Overall performance within the group, however, was hindered by California utilities, which underperformed following wildfires in the state. Select U.K. utilities also lagged amid regulatory uncertainty.
Within the transports sector, ports were hit particularly hard amid global trade disputes. This small group of stocks declined roughly 27% during the year. Airports declined on a clouded outlook for global economic growth, as well as political uncertainty in certain regions. Toll roads fared the best among transports during the year.
Despite uncertainty with regard to wireless carrier consolidation following the announcement of the T-Mobile and Sprint merger, several larger U.S. communication infrastructure companies posted positive returns during the Period. Certain satellite operators also performed well on speculation related to the C-band spectrum, where the U.S. Federal Communications Commission is considering repurposing a portion of that spectrum for next-generation 5G services.
Given the recent volatility across global equity markets, we believe infrastructure assets are well positioned to generate attractive relative returns. These long-lived assets, which are natural monopolies with significant barriers to entry, tend to be highly cash generative with stable and visible cash flows. As such, they have historically been shown to exhibit positive relative performance when volatility is present and broader equities decline.

1 Contribution reflects returns in local currencies.
2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs.
4 The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE: AMZX).
4Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.

Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
Our outlook for the energy infrastructure sector remains largely unchanged. We remain optimistic based on several factors: we believe volume growth is strong, valuations remain compelling and we think capital markets are recognizing the right projects. New projects continue to be announced to address takeaway constraints for crude oil and natural gas in key U.S. basins. As such, we believe these constraints should be short lived. Additionally, we are encouraged by the way corporate governance structures are improving and the shift toward models that are less reliant on equity markets to fund growth.
We maintain our preference for utilities exposed to low-cost renewables generation, as well as those located in favorable regulatory environments. We continue to monitor the regulatory impacts from the wildfires in California as new information comes to light. Regulatory risk also remains a concern for us among Chinese utilities, where regulatory changes can be swift and unexpected. We have seen select opportunities emerge, however, as these stocks have sold off in recent months. We have also begun to see some attractive relative valuations emerge among select European utilities.
Overall traffic trends in Europe remain favorable, where we prefer toll roads over airports. We recently took a more positive view on select toll roads in Brazil after meeting with management teams, in addition to the greater clarity in the market amid the election outcome. Conversely, we reduced our exposure to Mexico after the election of President Andrés Manuel López Obrador, who announced the cancellation of the partially completed $13 billion airport in Mexico City.
We have shifted our holdings among U.S. communication tower companies toward those we view to be more defensive in nature. Among satellite operators, we are monitoring developments around the C-band spectrum. The U.S. Federal Communications Commission (FCC) is considering repurposing a portion of that spectrum for next-generation 5G services; and we continue to evaluate the value of these spectrum rights.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
All returns shown in USD.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
2018 Annual Report5

Brookfield Global Listed Infrastructure Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2018

PORTFOLIO STATISTICS
Annualized distribution rate[1]	9.68%
Percentage of leveraged assets	30.15%
Total number of holdings	43

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	81.9%
France	16.7%
Canada	14.7%
United Kingdom	11.7%
Australia	5.8%
Italy	4.0%
Spain	3.6%
New Zealand	3.4%
Brazil	0.7%
Mexico	0.4%
Liabilities in Excess of Other Assets	(42.9)%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Master Limited Partnerships	28.2%
Renewables/Electric Generation	23.9%
Toll Roads	22.8%
Pipelines	18.4%
Electricity Transmission & Distribution	16.3%
Communications	10.8%
Midstream	8.2%
Gas Utilities	4.8%
Water	4.7%
Airports	3.4%
Money Market Fund	0.7%
Services	0.7%
Liabilities in Excess of Other Assets	(42.9)%
Total	100.0%

TOP TEN HOLDINGS
Energy Transfer LP	9.3%
Vinci SA	8.0%
American Tower Corp.	8.0%
Enterprise Products Partners LP	7.1%
National Grid PLC	7.0%
Enbridge, Inc.	6.9%
Kinder Morgan, Inc.	5.2%
NiSource, Inc.	4.8%
Pembina Pipeline Corp.	4.8%
Sempra Energy	4.6%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by December 31, 2018 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2018, the Fund estimates approximately 80% of its distributions is a return of capital.
6Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments
December 31, 2018

	Shares	Value
COMMON STOCKS – 142.2%
AUSTRALIA – 5.8%
Pipelines – 1.5%
APA Group	414,500	$ 2,482,914
Toll Roads – 4.3%
Transurban Group	867,172	7,117,336
Total AUSTRALIA		9,600,250
BRAZIL – 0.7%
Toll Roads – 0.7%
CCR SA	407,500	1,175,300
Total BRAZIL		1,175,300
CANADA – 14.7%
Pipelines – 11.7%
Enbridge, Inc. [1]	366,400	11,382,233
Pembina Pipeline Corp. [1]	266,100	7,896,067
Total Pipelines		19,278,300
Renewables/Electric Generation – 3.0%
Emera, Inc. [1]	153,000	4,898,645
Total CANADA		24,176,945
FRANCE – 16.7%
Communications – 2.8%
Eutelsat Communications SA	232,800	4,586,433
Renewables/Electric Generation – 4.1%
Engie SA [1]	470,100	6,754,373
Toll Roads – 9.8%
Getlink SE	215,500	2,895,752
Vinci SA [1]	159,700	13,132,466
Total Toll Roads		16,028,218
Total FRANCE		27,369,024
ITALY – 4.0%
Toll Roads – 4.0%
Atlantia SpA [1]	315,500	6,529,324
Total ITALY		6,529,324
MEXICO – 0.4%
Toll Roads – 0.4%
Promotora y Operadora de Infraestructura SAB de CV	68,700	656,664
Total MEXICO		656,664
NEW ZEALAND – 3.4%
Airports – 3.4%
Auckland International Airport Ltd. [1]	1,140,800	5,506,006
Total NEW ZEALAND		5,506,006
SPAIN – 3.6%
Toll Roads – 3.6%
Ferrovial SA [1]	294,567	5,965,783
Total SPAIN		5,965,783

See Notes to Financial Statements.
2018 Annual Report7

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM – 11.7%
Electricity Transmission & Distribution – 7.0%
National Grid PLC [1]	1,166,591	$ 11,413,137
Water – 4.7%
Pennon Group PLC [1]	582,700	5,151,043
Severn Trent PLC	111,800	2,591,599
Total Water		7,742,642
Total UNITED KINGDOM		19,155,779
UNITED STATES – 81.2%
Communications – 8.0%
American Tower Corp. [1]	83,000	13,129,770
Electricity Transmission & Distribution – 9.3%
Avangrid, Inc.	65,900	3,300,931
Edison International [1]	77,100	4,376,967
Sempra Energy [1]	70,283	7,603,918
Total Electricity Transmission & Distribution		15,281,816
Gas Utilities – 4.8%
NiSource, Inc. [1]	312,600	7,924,410
Master Limited Partnerships – 28.2%
CNX Midstream Partners LP	113,498	1,847,747
Energy Transfer LP [1]	1,149,952	15,190,866
EnLink Midstream Partners LP [1]	353,700	3,894,237
Enterprise Products Partners LP [1]	474,400	11,665,496
MPLX LP [1]	187,800	5,690,340
Oasis Midstream Partners LP	197,034	3,150,574
Plains All American Pipeline LP [1]	233,400	4,677,336
Teekay Offshore Partners LP	107,567	130,156
Total Master Limited Partnerships		46,246,752
Midstream – 8.2%
Targa Resources Corp. [1]	202,201	7,283,280
The Williams Companies, Inc. [1]	281,500	6,207,075
Total Midstream		13,490,355
Pipelines – 5.2%
Kinder Morgan, Inc. [1]	552,000	8,489,760
Renewables/Electric Generation – 16.8%
American Electric Power Company, Inc. [1]	76,700	5,732,558
Clearway Energy, Inc.	137,800	2,331,576
Dominion Energy, Inc. [1]	82,600	5,902,596
Entergy Corp. [1]	86,600	7,453,662
FirstEnergy Corp. [1]	111,100	4,171,805
Pattern Energy Group, Inc. [1]	106,527	1,983,533
Total Renewables/Electric Generation		27,575,730

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Services – 0.7%
Archrock, Inc. [1]	146,160	$ 1,094,738
Total UNITED STATES		133,233,331
Total COMMON STOCKS (Cost $239,325,062)		233,368,406
SHORT-TERM INVESTMENT – 0.7%
UNITED STATES – 0.7%
Money Market Fund – 0.7%
First American Treasury Obligations Fund, Class X, 2.40% [2]	11,289	1,128,940
Total UNITED STATES		1,128,940
Total SHORT-TERM INVESTMENT (Cost $1,128,940)		1,128,940

WARRANTS – 0.0%
UNITED STATES – 0.0%
Master Limited Partnerships – 0.0%
Teekay Offshore Partners LP, Series A [3,4,5] Expiration: June 2023 Exercise Price: $4.55	276,272	27,627
Teekay Offshore Partners LP, Series B [3,4,5] Expiration: June 2023 Exercise Price: $4.55	138,136	13,814
Total Master Limited Partnerships		41,441
Total UNITED STATES		41,441
Total WARRANTS (Cost – $0)		41,441
Total Investments – 142.9% (Cost $240,454,002)		234,538,787
Liabilities in Excess of Other Assets – (42.9)%		(70,419,440)
TOTAL NET ASSETS – 100.0%		$164,119,347

LP— Limited Partnership

1	— All or a portion of this security is pledged as collateral for credit facility. As of December 31, 2018, the total value of the collateral was $152,165,911.
2	— The rate quoted is the annualized seven-day yield as of December 31, 2018.
3	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2018, the total value of all such securities was $41,441 or 0.0% of net assets.
4	— Non-income producing security.
5	— Private placement security.

See Notes to Financial Statements.
2018 Annual Report9

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2018

Assets:
Investments in securities, at value (cost $240,454,002)	$234,538,787
Dividends and interest receivable	968,350
Prepaid expenses	1,594
Total assets	235,508,731
Liabilities:
Payable for credit facility (Note 6)	71,000,000
Payable for credit facility interest	30,670
Investment advisory fee payable	213,135
Administration fee payable	31,970
Directors' fee payable	9,267
Accrued expenses	104,342
Total liabilities	71,389,384
Commitments and contingencies (Note 9)
Net Assets	$164,119,347
Composition of Net Assets:
Paid-in capital	189,734,996
Accumulated losses	(25,615,649)
Net Assets	$164,119,347
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	13,483,223
Net asset value per share	$ 12.17

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $560,329)	$ 7,654,534
Distributions from master limited partnerships	5,645,725
Total dividends and distributions	13,300,259
Less return of capital on distributions	(5,645,725)
Interest	4,518
Total investment income	7,659,052
Expenses:
Investment advisory fees (Note 4)	2,715,319
Administration fees (Note 4)	407,298
Directors' fees	107,427
Audit and tax services	86,814
Legal fees	85,213
Reports to shareholders	61,269
Miscellaneous	51,893
Custodian fees	48,737
Registration fees	25,000
Transfer agent fees	22,379
Fund accounting fees	21,591
Insurance	13,262
Total expenses before interest expense	3,646,202
Interest expense on credit facility (Note 6)	2,410,486
Total expenses	6,056,688
Net investment income	1,602,364
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,244,302
Foreign currency and foreign currency transactions	(71,755)
Net realized gain	8,172,547
Net change in unrealized depreciation on:
Investments	(32,485,211)
Foreign currency translations	(9,250)
Net change in unrealized depreciation	(32,494,461)
Net realized and unrealized loss	(24,321,914)
Net decrease in net assets resulting from operations	$(22,719,550)

See Notes to Financial Statements.
2018 Annual Report11

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 1,602,364	$ 2,640,731
Net realized gain on investments, written option contracts and foreign currency transactions	8,172,547	8,502,061
Net change in unrealized appreciation (depreciation) on investments, written option contracts and foreign currency translations	(32,494,461)	15,026,815
Net increase (decrease) in net assets resulting from operations	(22,719,550)	26,169,607
Distributions to Shareholders from:
Distributable earnings	(2,748,430)	(3,778,211) [1]
Return of capital	(10,723,017)	(10,716,511)
Total distributions	(13,471,447)	(14,494,722)
Capital Share Transactions:
Cost of shares repurchased (Note 7)	(3,712,575)	—
Net decrease in net assets from capital share transactions	(3,712,575)	—
Total increase (decrease) in net assets	(39,903,572)	11,674,885
Net Assets:
Beginning of year	204,022,919	192,348,034
End of year	$164,119,347	$204,022,919 [2]
Share Transactions
Shares repurchased (Note 7)	(316,017)	—

[1]	The Securities and Exchange Commission (“SEC”) eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the distributions to shareholders were from net investment income and totaled $3,778,211.
[2]	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(5,468,627).

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (22,719,550)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(95,160,470)
Proceeds from disposition of long-term portfolio investments	108,512,722
Net purchases and sales of short-term portfolio investments	(1,128,940)
Return of capital distributions from portfolio investments	5,645,725
Decrease in dividends and interest receivable	23,206
Decrease in prepaid expenses	435
Increase in payable for credit facility interest	9,616
Decrease in investment advisory fee payable	(27,183)
Decrease in administration fee payable	(4,078)
Decrease in directors' fee payable	(2,114)
Increase in accrued expenses	18,625
Net change in unrealized depreciation on investments	32,485,211
Net realized gain on investments	(8,244,302)
Net cash provided by operating activities	19,408,903
Cash flows used for financing activities:
Net cash used for credit facility	(7,000,000)
Net cash used for shares repurchased	(3,712,575)
Distributions paid to shareholders	(13,471,447)
Net cash used for financing activities	(24,184,022)
Net decrease in cash	(4,775,119)
Cash at the beginning of year	4,775,119
Cash at the end of year	$ —
Interest payments on credit facility for the year ended December 31, 2018 totaled $2,400,870.

See Notes to Financial Statements.
2018 Annual Report13

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value, beginning of year	$ 14.79	$ 13.94	$ 14.20	$ 22.95	$ 22.35
Net investment income[1]	0.12	0.19	0.18	0.28	0.38
Net realized and unrealized gain (loss) on investment transactions	(1.76)	1.71	0.96	(6.18)	2.28
Net increase (decrease) in net asset value resulting from operations	(1.64)	1.90	1.14	(5.90)	2.66
Distributions from net investment income	(0.20)	(0.27)	—	(0.22)	(1.16)
Distributions from net realized gains	—	—	—	—	(0.78)
Return of capital distributions	(0.78)	(0.78)	(1.40)	(1.18)	(0.12)
Total distributions paid	(0.98)	(1.05)	(1.40)	(1.40)	(2.06)
Dilution due to rights offering	—	—	—	(1.45) [2]	—
Net asset value, end of year	$ 12.17	$ 14.79	$ 13.94	$ 14.20	$ 22.95
Market price, end of year	$ 10.13	$ 12.93	$ 12.83	$ 11.75	$ 20.89
Total Investment Return based on Net Asset Value#	-11.71%	13.73%	8.35%	-33.26%	11.57%
Total Investment Return based on Market Price†	-15.01%	8.92%	22.45%	-38.62%	15.91%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$164,119	$204,023	$192,348	$195,883	$237,399
Operating expenses excluding interest expense	1.88%	1.89%	1.85%	1.85%	1.71%
Interest expense	1.25%	0.78%	0.73%	0.46%	0.32%
Total expenses	3.13%	2.67%	2.58%	2.31%	2.03%
Net investment income	0.83%	1.28%	1.30%	1.47%	1.51%
Portfolio turnover rate	36%	70%	93%	46%	19%
Credit facility, end of year (000s)	$ 71,000	$ 78,000	$ 78,000	$ 82,000	$ 90,000
Asset coverage per $1,000 unit of senior indebtedness[3]	$ 3,312	$ 3,616	$ 3,466	$ 3,389	$ 3,638

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for the last dividend declared in the year may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the year may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Per share amounts presented are based on average shares outstanding throughout the year indicated.
[2]	Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its shareholders to subscribe for up to 3,454,000 shares at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 78% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $17.20 which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.
[3]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements
December 31, 2018

1.Organization
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Fund commenced operations on August 26, 2011.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return, with an emphasis on income. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads,
2018 Annual Report15

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Adviser's Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Adviser's Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
16Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser's Valuation Committee uses in determining fair value. If the Adviser's Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2018:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 9,600,250	$ —	$ 9,600,250
Brazil	—	1,175,300	—	1,175,300
Canada	24,176,945	—	—	24,176,945
France	—	27,369,024	—	27,369,024
Italy	—	6,529,324	—	6,529,324
Mexico	656,664	—	—	656,664
New Zealand	—	5,506,006	—	5,506,006
Spain	—	5,965,783	—	5,965,783
United Kingdom	—	19,155,779	—	19,155,779
United States	133,233,331	—	—	133,233,331
Total Common Stocks	158,066,940	75,301,466	—	233,368,406
Money Market Fund:
United States	1,128,940	—	—	1,128,940
Warrants:
United States	—	41,441	—	41,441
Total	$ 159,195,880	$ 75,342,907	$ —	$ 234,538,787
2018 Annual Report17

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB ASC Topic 820 Fair Value Measurement, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2018, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended December 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
18Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
3.Derivative Financial Instruments
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts (“forward contracts”), and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
Warrants and Rights
The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.
Forward Currency Contracts
A forward contract is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
2018 Annual Report19

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The Fund did not have any forward contracts outstanding during the year ended December 31, 2018.
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
The Fund did not have any written options contracts outstanding during the year ended December 31, 2018.
4.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and shareholders of the Fund.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
20Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

5.Purchases and Sales of Investments
For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, were $95,160,470 and $108,388,760, respectively.
The Fund did not have any purchases or sales of U.S. Government securities for the year ended December 31, 2018.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the year ended December 31, 2018, the average interest rate paid on the line of credit was 2.94% of the total line of credit amount available to the Fund.
Total line of credit amount available	$71,000,000
Line of credit outstanding at December 31, 2018	71,000,000
Line of credit amount unused at December 31, 2018	—
Average balance outstanding during the year	77,923,288
Interest expense incurred on line of credit during the year	2,410,486
As of December 28, 2018, the total line of credit amount available was reduced from $82,000,000 to $71,000,000.
7.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 13,483,223 shares outstanding at December 31, 2018 for the Fund, the Adviser owns 194,369 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2018, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect between December 5, 2018 and December 5, 2019. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. As of December 31, 2018, 316,017 shares were repurchased by the Fund at an average price of $11.748, an aggregate cost of $3,712,575 and at a weighted average discount of 15.06% to net asset value.
8.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its
2018 Annual Report21

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2018, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2018, open taxable years consisted of the taxable years ended December 31, 2015 through December 31, 2018. No examination of the Fund’s tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended were as follows:
	December 31, 2018	December 31, 2017
Ordinary income (including short-term capital gains)	$ 2,748,430	$ 3,778,211
Return of capital	10,723,017	10,716,511
Total	$13,471,447	$14,494,722
At December 31, 2018, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward(1)	$(18,579,389)
Other accumulated losses	(8,858,743)
Total tax basis unrealized appreciation on investments and foreign currency	1,822,483
Total tax basis accumulated losses	$(25,615,649)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2018, the Fund's capital loss carryforwards was $18,579,389 from short-term capital gains which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2018 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$232,716,304	$28,336,040	$(26,513,557)	$1,822,483
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.
22Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

At December 31, 2018, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:
Paid-in capital	Accumulated losses
$4,864,967	$(4,864,967)
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.0817	January 16, 2019	January 24, 2019
$0.0817	February 13, 2019	February 21, 2019
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2018 Annual Report23

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2018

To the Shareholders and Board of Directors of
Brookfield Global Listed Infrastructure Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Chicago, Illinois
February 28, 2019
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
24Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Tax Information
December 31, 2018

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s year end (December 31, 2018) as to the federal tax status of distributions received by shareholders during such year. Accordingly, we are advising you that 79.60% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2018 was 100.00%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
2018 Annual Report25

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Compliance Certification
December 31, 2018

On May 21, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Brookfield Public Securities Group LLC on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Fund’s adviser has adopted policies and procedures to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Companies. However, from time to time, the Adviser may restrict trading, which may prevent any fund in the Brookfield fund complex from acquiring or disposing of securities of Enbridge Companies at a favorable time.
26Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2021 Annual Meeting of Shareholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10
Independent Directors Class II Directors to serve until 2019 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
Independent Director Class III Director to serve until 2020 Annual Meeting of Shareholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	10
2018 Annual Report27

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Director Class III Director to serve until 2020 Annual Meeting of Shareholders:
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served Since 2017	Director/Trustee of several investment companies advised by the Adviser (2017 - Present); President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
28Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017), General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014-Present); Senior Accountant of the Adviser (2012-2014).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2018 Annual Report29

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
30Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2018 Annual Report31

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Stuart A. McFarland, Edward A. Kuczmarski, and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $42,500 for the fiscal years ended December 31, 2018 and 2017.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, Deloitte billed the Registrant aggregate fees of $44,259 and $86,377, respectively. Each bill is for professional services rendered for tax compliance, tax advice, tax planning and tax reclaim services. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns, tax distribution requirements and services associated with the filing of tax reclaims (i.e., collection of supporting documentation, filing of the claims, liaising with the local competent authorities, etc.).

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal years ended December 31, 2018 and 2017.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

For the fiscal years ended December 31, 2018 and 2017, Deloitte billed the Registrant aggregate fees of $0 for all other non-audit services (“Other Fees”). During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2018 and December 31, 2017, for non-audit services rendered to the Fund and Fund Service Providers were $184,259 and $241,377, respectively. For the fiscal years ended December 31, 2017 and December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $140,000 and $155,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

•

PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;

•	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
•	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of PSG to such requests; and
•	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Craig Noble, CFA – CEO, Chief Investment Officer and Portfolio Manager

Craig Noble has 21 years of industry experience and is Chief Executive Officer and Chief Investment Officer for the Public Securities Group as well as Portfolio Manager on certain infrastructure strategies and a Senior Managing Partner of Brookfield Asset Management. Over the last 14 years, he has held multiple positions within Brookfield, including significant roles within capital markets and direct infrastructure investment. He transitioned to the Public Securities Group in 2008 to help launch the firm’s listed infrastructure business and became the CEO in 2013. Prior to Brookfield, he spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Craig holds the Chartered Financial Analyst designation. He earned a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University.

Leonardo Anguiano – Managing Director and Portfolio Manager

Leonardo Anguiano has 21 years of industry experience and is a Managing Director on the Public Securities Group’s Infrastructure Securities team. In addition to his portfolio manager duties, he is also responsible for covering European securities focusing on the water, transportation and energy infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Leonardo worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, Leonardo worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Leonardo started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics.

Andrew Alexander – Director, Portfolio Manager

Andrew Alexander has 15 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Securities team. He is responsible for covering Energy Infrastructure as well as infrastructure securities focusing on the Water and Transportation sectors in Europe and Australia/New Zealand. Prior to joining the firm in 2008, Andrew was with SNL Financial where he specialized in the Energy sector, which encompassed power, natural gas and coal, and he launched a full analysis of Master Limited Partnerships. Andrew earned a Masters in Corporate Finance degree from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree from the University of Virginia.

Tom Miller, CFA – Director, Portfolio Manager

Tom Miller has 9 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Securities team. In addition to his portfolio manager duties, he is also responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector. Prior to joining the firm in 2013, he worked at FactSet. Tom holds the Chartered Financial Analyst designation and earned a Bachelor of Science degree from Indiana University.

Management of Other Accounts

Mr. Noble manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Noble as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	3	$1,246.33	0	$0
	Other Pooled Investment Vehicles	7	$730.81	3	$123.08
	Other Accounts	20	$1,615.12	0	$0

Mr. Anguiano manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Anguiano as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Leonardo Anguiano	Registered Investment Company	3	$395.80	0	$0
	Other Pooled Investment Vehicles	7	$730.81	3	$123.08
	Other Accounts	20	$2,117.01	1	$501.89

Mr. Alexander manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Alexander as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Andrew Alexander	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Mr. Miller manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Miller as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Tom Miller, CFA	Registered Investment Company	2	$203.42	0	$0
	Other Pooled Investment Vehicles	8	$3,671.08	4	$142.61
	Other Accounts	22	$1,705.65	0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2018.

Dollar Range of Securities Owned
Craig Noble, CFA	$10,001 - $50,000
Leonardo Anguiano	None
Andrew Alexander	None
Tom Miller, CFA	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Fund’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•	A base salary;
•	An annual cash bonus;
•	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)            As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	None.

    (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)   None.

(b)       A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (4)   Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	March 4, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	March 4, 2019